Exhibit 32.1

Certification Pursuant To
18 U.S.C. Section 1350
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Tanke Biosciences Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2013 as filed with the Securities and Exchange Commission (the “Report”), I, Guixiong Qiu, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Guixiong Qiu
Guixiong Qiu Chief Executive Officer and Interim Chief Financial Officer
Date: November 14, 2013

A signed original of this written statement required by Section 906 has been provided to Tanke Biosciences Corporation and will be retained by Tanke Biosciences Corporationand furnished to the Securities and Exchange Commission or its staff upon request.